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                                IMAX CORPORATION
                                   EXHIBIT 23









CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2076; No. 333-5720; No. 333-85815; No.
333-30956; No. 333-30970; No. 333-44412) and the Post-Effective Amendment No. 1
to Form S-8 (No. 333-5720) of IMAX Corporation of our report dated February 14, 2003 and signing our consent on March 7, 2003 relating to the consolidated financial statements and financial statement schedule of Imax Corporation, which appears in this Annual Report on Form 10-K.


                                                 /s/ PricewaterhouseCoopers LLP
                                                 Chartered Accountants
                                                 Toronto, Canada
                                                 March 7, 2003